USCF COMMODITY
STRATEGY FUND

Class A Shares (USCFX)

and

Class I Shares (USCIX)

USCF MUTUAL

FUNDS TRUST

Summary Prospectus dated March 29, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.uscfinvestments.com/regulatory-reports, or from a financial intermediary through which shares of the Fund may be purchased or redeemed (such as a broker-dealer or bank). You can also get this information at no cost by calling 1-844-312-2114 or by sending an e-mail request to USCFFund@alpsinc.com.

The Fund’s prospectus and statement of additional information, both dated March 29, 2016, as may be amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor the Commodity Futures Trading Commission (“CFTC”) has approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The USCF Commodity Strategy Fund (the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the “How to Buy Shares” section of the Fund’s Prospectus and the “Purchases and Redemption of Shares” section of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A		Class I
Maximum Sale Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)(2)

	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(2)	2.89%	2.89%
Total Annual Fund Operating Expenses	3.94%	3.69%
Fee Waivers and Expense Reimbursements(3)	(2.64)%	(2.74)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.30%	0.95%

(1) Purchases of $1 million and more held for less than one year may be subject to a contingent deferred sale charge of up to 1.00%.

(2) “Other Expenses” are estimated for the current fiscal year because the Fund and the Subsidiary (as defined below) have not commenced operations as of the date of this Summary Prospectus. The expenses of the Subsidiary are included with the Fund’s “Other Expenses.”

(3) USCF Advisers, LLC ( the “Adviser”) has contractually agreed to waive and/or reimburse fees or pay fund expenses in order to limit the Fund’s Total Annual Operating Expenses After Fee Waiver / Expense Reimbursements (excluding interest expenses, taxes, brokerage commissions, expenses that are capitalized in accordance with generally accepted accounting principles, expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses) to 1.30% and 0.95% of the Fund’s average daily net assets for the Class A and Class I share classes, respectively. This agreement (the “Expense Limitation Agreement”) is in effect through July 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to reimburse any such waived fees or expenses more than three years after the date on which the fees or expenses were waived or reimbursed. The Expense Limitation Agreement may not be terminated or modified prior to July 31, 2018 except with the approval of the Fund’s Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Limitation Agreement only in the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$627	$1,410
Class I	$97	$875

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The Fund has not commenced operations as of the date of this Summary Prospectus, so it does not have portfolio turnover to report.

Principal Investment Strategies of the Fund

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 1 (the "Subsidiary"). The Subsidiary is advised by the Adviser, and has the same investment objective as the Fund.

The Fund seeks to provide exposure to the commodities markets that corresponds to the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), which is owned and maintained by SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven Investment Management, LLC (“SummerHaven”), the sub-adviser of the Subsidiary. The SDCI is a total return commodity sector index designed to broadly represent major commodities. The SDCI is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, and that priced-based measures can be used to help assess the current state of commodity inventories.

The SDCI reflects the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. An exchange-traded futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the New York Mercantile Exchange (“NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), and Commodity Exchange, Inc. (“COMEX”) (the NYMEX, ICE Futures, CBOT, CME, LME, and COMEX, collectively, the “Futures Exchanges”), which is typically 5% to 10% of the contract amount. A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the cash amount of the contract. The total return of the SDCI is based upon the market price movements of its component futures contracts and the return on the hypothetical investments used to collateralize those futures contracts. The SDCI hypothetically collateralizes the component futures contracts with U.S. Treasury bills (“Treasuries”) with three-month maturities, the value of which are calculated using the weekly auction rate for the 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury, in an amount equal to the value of such futures contracts.

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At any time, the SDCI is comprised of 14 commodity futures contracts (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. As of December 31, 2016, the universe of eligible commodities, categorized into six commodity sectors, included:

•	Energy – crude oil (Brent), crude oil (WTI), gas oil, heating oil, natural gas, and unleaded gasoline;
•	Precious Metals – gold, silver, and platinum;

•	Industrial Metals – zinc, nickel, aluminum, copper, lead, and tin;
•	Grains – soybean oil, wheat, corn, soybeans, and soybean meal;
•	Softs – sugar, cotton, coffee, and cocoa; and
•	Livestock – live cattle, lean hogs, and feeder cattle.

The SDCI is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract. On the fifth-to-last business day of each month, the Component Futures Contracts for the following month are selected pursuant to a three-step process. First, the seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is associated with futures prices that are below commodity spot prices, and contango is associated with futures prices that are above commodity spot prices. Second, from the remaining 20 eligible commodities, the seven commodities with the greatest percentage price change over the prior 12-month period (“momentum”) are identified. For any of the six commodity sectors that are not represented by one of the 14 identified commodities, the commodity for the omitted sector with the greatest momentum is substituted for the commodity identified during the second step with the lowest momentum (assuming that the commodity sector for the replaced commodity would still be represented by another identified commodity). Third, from the eligible futures contract for each of the 14 identified commodities, the futures contract with the greatest backwardation (or least contango), subject to market restrictions, is selected as a Component Futures Contract. The SDCI is reconstituted and rebalanced accordingly during the last four business days of the month.

The Fund invests, either directly or indirectly, in a fully margined and collateralized portfolio of futures contracts. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through the Subsidiary. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests.

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The Subsidiary’s investments are considered to be part of the Fund’s portfolio. The Fund’s portfolio of futures contracts will generally consist of the Component Futures Contracts, in proportionally equal weights by notional amount as the SDCI. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCI. The Fund may also invest in other futures contracts that are economically identical or substantially similar to the Component Futures Contracts. In addition, to obtain the portfolio managers’ desired exposure to the commodities markets that correspond with the SDCI, the Fund may also invest, directly or indirectly through the Subsidiary, in derivative instruments such as cash-settled options, forward contracts, options on futures contracts, cleared swap contracts, swap contracts other than cleared swap contracts, and other options and swaps (collectively with the Component Futures Contracts and other futures contracts, “Commodity Interests”).

To collateralize its investments in Commodity Interests, the Fund, both directly and indirectly through the Subsidiary, will hold significant amounts of short-term U.S. government securities (e.g., Treasuries). In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the return of the hypothetical investments used by the SDCI to collateralize the Component Futures Contracts, but may seek to enhance interest returns or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, cash, and cash equivalents.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of the Fund are summarized below. Each of the factors below could have a negative impact on Fund performance. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Investment Objective, Strategy, and Risk Information—Additional Principal Risk Information about the Fund.”

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The trading prices of commodities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific commodities. The Fund’s net asset value (“NAV”), like security prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Diversification Risk. The Fund’s investment strategy of investing, directly or indirectly, in the Component Futures Contracts and other futures contracts that are economically identical or substantially similar to the Component Futures Contracts, and collateralizing those investments with cash, cash equivalents, and fixed income securities, may expose the Fund to non-diversification risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular commodity or changes in specific economic or political conditions that adversely affect that commodity, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Correlation Risk. The impact of backwardation and contango may cause the total return of Fund to vary significantly from the total return of price references such as the spot prices of the commodities comprising the SDCI. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future.

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Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Commodities Risk. Exposure to the commodities markets through investment in Commodity Interests may subject the Fund to greater volatility than investment in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

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Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCI are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The commodities comprising the grains and softs sectors of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The commodities comprising the livestock sector of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. If it qualifies as a regulated investment company and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a regulated investment company, the Fund must satisfy certain source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund believes based on current law that its taxable income from the Subsidiary will be qualifying income for this purpose. Recently, the Internal Revenue Service and the U.S. Treasury Department issued proposed treasury regulations that would modify the current treatment of income from a foreign subsidiary, such as the Subsidiary, for purposes of this source-of-income test. The Fund does not believe that these proposed regulations if finalized in their current form would prevent the Fund from qualifying as a regulated investment company under subchapter M of the Internal Revenue Code. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Cash, Cash Equivalents, and Money Market Instruments Risk. To the extent the Fund’s cash held in bank deposit accounts exceeds federally insured limits, the Fund could experience losses if banks fail. In addition, there is risk that investments held in money market instruments can suffer losses.

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Counterparty Risk. If an obligor is not able to meet its obligations to the Fund, the Fund could suffer losses, potentially significant losses. For exchange-traded derivatives, including the Fund’s investments in exchange-traded futures contracts, a third party futures commission merchant (“FCM”) serves as the counterparty to the Fund (the FCM, in turn, serves as a counterparty to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. The Fund faces a greater risk of counterparty non-performance in connection with its investments, if any, in over-the counter swap contracts that are not cleared. Unlike exchange-traded futures contracts, the counterparty to an over-the-counter swap contract is generally a single bank or other financial institution, rather than an FCM or a clearing organization backed by a group of financial institutions.

Non-U.S. Investment Risk. The Fund may invest in Commodity Interests traded on non-U.S. exchanges or enter into over-the-counter Commodity Interests with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts.

Global Currency Exchange Rate Risk.  The price of any non-U.S. Commodity Interest and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity Interest is profitable.

Gap Risk.  The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to change substantially from the previous day’s closing price.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity Interests at the desired price. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as a foreign government taking political actions that disrupt the market in its currency, its commodity production, or exports, or in another major export, can also make it difficult to liquidate a position. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some Commodity Interests. Unexpected market illiquidity may cause major losses to investors at any time or from time to time.

Regulatory Risk. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and the Futures Exchanges on which the Component Futures Contracts trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size. In this case, the Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences. Additionally, although the Adviser has managed other investment vehicles and other commodity pools, and personnel of the Adviser have managed a mutual fund, the Adviser has not previously managed a mutual fund.

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Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Summary Prospectus and the Fund's Prospectus and the SAI and could negatively affect the Fund.

Clearing Broker Risk. The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker is required to maintain customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Fund Performance

Because the Fund is new and has no performance history as of the date of this Summary Prospectus, no performance returns are presented in this part of the Summary Prospectus. Performance information for the Fund will be provided once it has performance history for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, can be obtained by visiting www.uscfinvestments.com or by calling 1-844-312-2114.

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Management

Investment Adviser to the Fund and the Subsidiary. USCF Advisers LLC

Sub-Adviser to the Subsidiary. SummerHaven Investment Management, LLC

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager, has been a Portfolio Manager of the Fund since the Fund began operations in 2017.

Kevin Baum, Portfolio Manager has been a Portfolio Manager of the Fund since the Fund began operations in 2017.

Buying and Selling Fund Shares

In general, you may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, by written request via mail (USCF Commodity Strategy Fund, P.O. Box 1920, Denver, CO 80201), or by telephone at 1-844-312-2114, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The minimum initial and subsequent investment amounts are shown below:

Purchase Minimums

For Class A Shares
To open an account	$1,000
To add to an account	$250
For Class I Shares
To open an account	$100,000
To add to an account	None

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-23213

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